EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

OPERATING REVENUES:
Gas utility	$128.6	$132.4	$481.5	$576.0
Electric utility	147.8	152.0	301.7	315.0
Nonutility	274.6	258.1	474.0	448.3
Total operating revenues	551.0	542.5	1,257.2	1,339.3

OPERATING EXPENSES:
Cost of gas sold	36.4	43.7	208.4	314.6
Cost of fuel and purchased power	47.0	48.1	97.0	105.1
Cost of nonutility revenues	93.4	79.6	157.7	147.3
Other operating	225.0	247.9	456.2	455.5
Depreciation and amortization	63.7	75.8	126.6	149.6
Taxes other than income taxes	12.6	13.5	32.3	34.3
Total operating expenses	478.1	508.6	1,078.2	1,206.4

OPERATING INCOME	72.9	33.9	179.0	132.9

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	—	0.2	—	0.1
Other income - net	5.0	4.2	10.5	8.5
Total other income	5.0	4.4	10.5	8.6

INTEREST EXPENSE	20.9	21.9	41.9	44.0

INCOME BEFORE INCOME TAXES	57.0	16.4	147.6	97.5

INCOME TAXES	21.2	4.5	54.8	34.4

NET INCOME	$35.8	$11.9	$92.8	$63.1

AVERAGE COMMON SHARES OUTSTANDING	82.6	82.5	82.6	82.5
DILUTED COMMON SHARES OUTSTANDING	82.6	82.5	82.6	82.5

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.43	$0.14	$1.12	$0.76

DILUTED	$0.43	$0.14	$1.12	$0.76

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

OPERATING REVENUES:
Gas utility	$128.6	$132.4	$481.5	$576.0
Electric utility	147.8	152.0	301.7	315.0
Other	0.1	0.1	0.2	0.1
Total operating revenues	276.5	284.5	783.4	891.1

OPERATING EXPENSES:
Cost of gas sold	36.4	43.7	208.4	314.6
Cost of fuel and purchased power	47.0	48.1	97.0	105.1
Other operating	78.5	81.5	181.3	179.8
Depreciation and amortization	52.0	50.6	104.2	100.5
Taxes other than income taxes	12.1	12.5	31.2	32.6
Total operating expenses	226.0	236.4	622.1	732.6

OPERATING INCOME	50.5	48.1	161.3	158.5

OTHER INCOME - NET	4.3	3.7	9.2	7.6

INTEREST EXPENSE	16.4	16.7	33.0	33.4

INCOME BEFORE INCOME TAXES	38.4	35.1	137.5	132.7

INCOME TAXES	14.0	12.2	50.1	48.5

NET INCOME	$24.4	$22.9	$87.4	$84.2

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	June 30,	December 31,
	2015	2014

ASSETS
Current Assets
Cash & cash equivalents	$11.3	$86.4
Accounts receivable - less reserves of $7.1 &
$6.0, respectively	207.8	196.0
Accrued unbilled revenues	123.9	164.8
Inventories	112.5	118.5
Recoverable fuel & natural gas costs	—	9.8
Prepayments & other current assets	51.1	110.9
Total current assets	506.6	686.4

Utility Plant
Original cost	5,887.1	5,718.7
Less: accumulated depreciation & amortization	2,352.3	2,279.7
Net utility plant	3,534.8	3,439.0

Investments in unconsolidated affiliates	23.4	23.4
Other utility & corporate investments	37.3	37.2
Other nonutility investments	31.9	33.6
Nonutility plant - net	401.5	378.0
Goodwill - net	293.6	289.9
Regulatory assets	243.5	233.6
Other assets	42.6	41.2
TOTAL ASSETS	$5,115.2	$5,162.3

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$180.8	$248.9
Refundable fuel & natural gas costs	22.7	2.5
Accrued liabilities	173.7	184.9
Short-term borrowings	96.4	156.4
Current maturities of long-term debt	88.0	170.0
Total current liabilities	561.6	762.7

Long-term Debt - Net of Current Maturities	1,484.5	1,407.3

Deferred Credits & Other Liabilities
Deferred income taxes	769.1	741.2
Regulatory liabilities	424.3	410.3
Deferred credits & other liabilities	235.7	234.2
Total deferred credits & other liabilities	1,429.1	1,385.7

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.7 & 82.6, respectively	719.1	715.7
Retained earnings	922.2	892.2
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,640.0	1,606.6
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,115.2	$5,162.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Six Months Ended
	June 30,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$92.8	$63.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	126.6	149.6
Deferred income taxes & investment tax credits	28.7	0.4
Provision for uncollectible accounts	4.5	3.2
Expense portion of pension & postretirement benefit cost	3.1	3.9
Other non-cash items - net	3.1	3.8
Loss on assets held for sale (pretax)	—	32.4
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	26.1	132.5
Inventories	6.0	0.5
Recoverable/refundable fuel & natural gas costs	30.0	(22.7)
Prepayments & other current assets	59.4	(3.6)
Accounts payable, including to affiliated companies	(71.7)	(80.3)
Accrued liabilities	(11.5)	(5.2)
Employer contributions to pension & postretirement plans	(22.3)	(2.5)
Changes in noncurrent assets	(5.1)	0.8
Changes in noncurrent liabilities	(3.1)	(2.0)
Net cash provided by operating activities	266.6	273.9

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from dividend reinvestment plan & other common stock issuances	3.0	3.3
Requirements for:
Dividends on common stock	(62.8)	(59.4)
Retirement of long-term debt	(5.0)	(30.0)
Net change in short-term borrowings	(60.0)	10.5
Net cash used in financing activities	(124.8)	(75.6)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale of assets and other collections	4.1	2.2
Requirements for:
Capital expenditures, excluding AFUDC equity	(207.9)	(195.1)
Business acquisitions	(13.1)	(18.5)
Net cash used in investing activities	(216.9)	(211.4)

Net change in cash & cash equivalents	(75.1)	(13.1)
Cash & cash equivalents at beginning of period	86.4	21.5
Cash & cash equivalents at end of period	$11.3	$8.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$3.4	$0.7	$43.8	$39.0
Electric Utility Services	19.7	19.9	38.9	39.2
Other Operations	1.3	2.3	4.7	6.0
Total Utility Group	24.4	22.9	87.4	84.2

Nonutility Group
Infrastructure Services	12.3	9.4	9.7	4.1
Energy Services	(0.4)	(1.8)	(3.5)	(4.8)
Other Businesses	(0.3)	(0.2)	(0.5)	(0.5)
Nonutility Group *	11.6	7.4	5.7	(1.2)

Corporate and Other	(0.2)	(0.2)	(0.3)	(0.6)

Vectren Consolidated *	$35.8	$30.1	$92.8	$82.4

Coal Mining	—	(18.2)	—	(19.3)

Vectren Consolidated	$35.8	$11.9	$92.8	$63.1

EARNINGS PER SHARE:
Utility Group	$0.29	$0.28	$1.06	$1.02
Nonutility *	0.14	0.09	0.07	(0.01)
Corporate and Other	—	—	(0.01)	(0.01)

EPS *	$0.43	$0.37	$1.12	$1.00

Coal Mining	—	(0.23)	—	(0.24)

Reported EPS	$0.43	$0.14	$1.12	$0.76

(*) Excludes Coal Mining Results in 2014 - Year of Disposition

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

GAS UTILITY (Millions):
Residential Margin	$55.9	$54.1	$151.7	$147.0
Commercial Margin	13.8	13.4	44.3	43.7
Industrial Margin	13.0	12.1	32.3	30.9
Other Margin	2.5	2.8	5.9	6.4
Regulatory Expense Recovery Mechanisms	7.0	6.3	38.9	33.4
Total Gas Utility Margin	92.2	88.7	273.1	261.4
Cost of Gas Sold	36.4	43.7	208.4	314.6
Total Gas Utility Revenue	$128.6	$132.4	$481.5	$576.0

GAS SOLD & TRANSPORTED (MMDth):
Residential	7.1	8.2	50.3	53.9
Commercial	3.6	3.8	22.6	23.7
Industrial	28.3	23.7	66.3	59.7
	39.0	35.7	139.2	137.3

AVERAGE GAS CUSTOMERS
Residential	918,467	912,301	922,681	916,793
Commercial	84,752	84,576	85,196	85,036
Industrial	1,698	1,663	1,690	1,660
	1,004,917	998,540	1,009,567	1,003,489

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			106%	109%
Heating Degree Days (Indiana)			102%	106%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

ELECTRIC UTILITY (Millions):
Residential Margin	$35.3	$36.9	$73.7	$76.0
Commercial Margin	27.5	27.5	52.8	52.7
Industrial Margin	28.4	27.9	55.2	53.9
Other Margin	0.5	1.1	1.5	2.0
Regulatory Expense Recovery Mechanisms	1.9	1.8	5.3	6.6
Wholesale and Transmission	7.2	8.7	16.2	18.7
Total Electric Utility Margin	100.8	103.9	204.7	209.9
Cost of Fuel & Purchased Power	47.0	48.1	97.0	105.1
Total Electric Utility Revenue	$147.8	$152.0	$301.7	$315.0

ELECTRICITY SOLD (GWh):
Residential	307.8	328.9	703.0	740.9
Commercial	335.3	329.5	642.7	636.6
Industrial	719.4	692.4	1,392.3	1,352.5
Other Sales - Street Lighting	4.8	4.9	10.9	10.9
Total Retail	1,367.3	1,355.7	2,748.9	2,740.9
Wholesale	84.0	191.0	220.8	437.1
	1,451.3	1,546.7	2,969.7	3,178.0

AVERAGE ELECTRIC CUSTOMERS
Residential	124,935	124,169	124,906	124,308
Commercial	18,453	18,437	18,459	18,429
Industrial	113	113	113	113
Other	38	37	38	37
	143,539	142,756	143,516	142,887

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	107%	109%	107%	109%
Heating Degree Days (Indiana)			102%	106%